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                       ASSIGNMENT AND ASSUMPTION AGREEMENT

         In consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, Cedar Shopping Centers Partnership, L.P., a Delaware limited partnership ("Assignor") hereby assigns to Cedar DuBois, LLC, a Delaware limited liability company (together with its successors and assigns, ("Assignee"), without recourse, all of its right, title and interest in and to that certain Agreement of Purchase and Sale, dated as of December 24, 2003 made by and between Assignor and DuBois Realty Partners, L.P., a Pennsylvania limited partnership having an address at c/o Michael Joseph Development Corporation 2500 Brooktree Drive, Suite 300, Wexford, PA 15090.

         Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions on the part of Assignor (if any) to be performed under the Agreement from and after the date hereof.

         This Assignment and Assumption Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties have executed this agreement as of March 5, 2004.

                                       Cedar Shopping Centers Partnership, L.P.

                                  By:  Cedar Shopping Centers, Inc.
                                       its general partner

                                  By:  /s/ Brenda J. Walker
                                       ---------------------------------------
                                       Brenda J. Walker
                                       Vice-President

                                       Cedar DuBois, LLC

                                  By: Cedar Shopping Centers Partnership, L.P. its sole member

                                  By:  Cedar Shopping Centers, Inc.
                                       its general partner

                                  By:  /s/ Brenda J. Walker
                                       ---------------------------------------
                                       Brenda J. Walker
                                       Vice President